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                                                                 EXHIBIT 23.4





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Form S-8/A Registration Statement of our report dated September 27, 2000 included in Rnethealth, Inc. and subsidiary's Form 10-KSB for the year ended June 30, 2000 and to all references to our Firm included in the Registration Statement.




                                             /s/ Corbin & Wertz
                                             CORBIN & WERTZ



Irvine, California
October 30, 2000